SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) January 10, 2014

BERKSHIRE HATHAWAY INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	001-14905	47-0813844
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

3555 Farnam Street Omaha, Nebraska	68131
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(402) 346-1400

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On January 10, 2014, Berkshire Hathaway Finance Corporation (“BHFC”) issued (i) $650,000,000 aggregate principal amount of its Floating Rate Senior Notes due 2017 (the “Floating Rate Notes”) and (ii) $100,000,000 aggregate principal amount of its 2.000% Senior Notes due 2018, (the “2.000% Notes,” and together with the Floating Rate Notes collectively, the “Notes”), under a registration statement on Form S-3 under the Securities Act of 1933, as amended (the “Securities Act”), filed with the Securities and Exchange Commission (the “Commission”) on January 28, 2013 (Registration No. 333-186257) (the “Registration Statement”). The Notes, which will be fully and unconditionally guaranteed by Berkshire Hathaway Inc. (“Berkshire”), were sold pursuant to an underwriting agreement (the “Underwriting Agreement”) entered into on January 6, 2014, by and between (a) BHFC and Berkshire and (b) Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC (collectively, the “Underwriters”). The Notes are issued under an Indenture, dated as of February 1, 2010, by and among BHFC, as issuer, Berkshire, as guarantor, and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Indenture”), and officers’ certificates dated as of August 15, 2013 with respect to the 2.000% Notes (the “2.000% Notes Officers’ Certificate”) and January 10, 2014 with respect to the Floating Rate Notes (the “Floating Rate Notes Officers’ Certificate,” and together with the 2.000% Notes Officers’ Certificate collectively, the “Officers’ Certificates”).

The relevant terms of the Notes and the Indenture are further described under the caption “Description of the Notes and Guarantee” in the prospectus supplement, dated January 6, 2014, filed with the Commission by Berkshire on January 8, 2014, pursuant to Rule 424(b)(2) under the Securities Act of 1933, as amended, and in the section entitled “Description of the Debt Securities” in the base prospectus, dated January 28, 2013, included in the Registration Statement, which descriptions are incorporated herein by reference.

A copy of the Indenture is set forth in Exhibit 4.1 of Berkshire’s registration statement on Form S-3 under the Securities Act filed with the Commission on February 1, 2010 (Registration No. 333-164611) and is incorporated herein by reference. A copy of the Floating Rate Notes Officers’ Certificate (including the form of the Floating Rate Notes) is attached hereto as Exhibit 4.2 and is incorporated herein by reference. A copy of the 2.000% Notes Officers’ Certificate (including the form of the 2.000% Notes) was attached as Exhibit 4.3 to the current report on Form 8-K filed with the Commission by Berkshire on August 15, 2013 and is incorporated herein by reference. The descriptions of the Indenture, the Officers’ Certificates and the Notes in this report are summaries and are qualified in their entirety by the terms of the Indenture, the Officers’ Certificates and the Notes, respectively.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

1.1	Underwriting Agreement, dated January 6, 2014, by and between (a) Berkshire Hathaway Finance Corporation and Berkshire Hathaway Inc. and (b) Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC.

4.1	Indenture, dated as of February 1, 2010, among Berkshire Hathaway Inc., Berkshire Hathaway Finance Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.1 of Berkshire’s Registration Statement on Form S-3 (Registration No. 333-164611) filed with the Commission on February 1, 2010).

4.2	Officers’ Certificate of Berkshire Hathaway Finance Corporation, dated as of January 10, 2014, including the form of Berkshire Hathaway Finance Corporation’s Floating Rate Senior Notes due 2017.

4.3	Officers’ Certificate of Berkshire Hathaway Finance Corporation, dated as of August 15, 2013, including the form of Berkshire Hathaway Finance Corporation’s 2.000% Senior Notes due 2018 (incorporated by reference to Exhibit 4.3 of Berkshire’s Current Report on Form 8-K filed with the Commission on August 15, 2013).

5.1	Opinion of Munger, Tolles & Olson LLP, dated January 10, 2014.

23.1	Consent of Munger, Tolles & Olson LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 10, 2014	BERKSHIRE HATHAWAY INC.

/s/ Marc D. Hamburg
By: Marc D. Hamburg
Senior Vice President and Chief Financial Officer

[8-K Signature Page]

Exhibit Index

1.1	Underwriting Agreement, dated January 6, 2014, by and between (a) Berkshire Hathaway Finance Corporation and Berkshire Hathaway Inc. and (b) Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC.

4.1	Indenture, dated as of February 1, 2010, among Berkshire Hathaway Inc., Berkshire Hathaway Finance Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.1 of Berkshire’s Registration Statement on Form S-3 (Registration No. 333-164611) filed with the Commission on February 1, 2010).

4.2	Officers’ Certificate of Berkshire Hathaway Finance Corporation, dated as of January 10, 2014, including the form of Berkshire Hathaway Finance Corporation’s Floating Rate Senior Notes due 2017.

4.3	Officers’ Certificate of Berkshire Hathaway Finance Corporation, dated as of August 15, 2013, including the form of Berkshire Hathaway Finance Corporation’s 2.000% Senior Notes due 2018 (incorporated by reference to Exhibit 4.3 of Berkshire’s Current Report on Form 8-K filed with the Commission on August 15, 2013).

5.1	Opinion of Munger, Tolles & Olson LLP, dated January 10, 2014.

23.1	Consent of Munger, Tolles & Olson LLP (included in Exhibit 5.1).